UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a – 101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [	]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to §240.14a-12

CELGENE CORPORATION

______________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

______________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5)	Total fee paid:

______________________________________________________________________________

[	]	Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

______________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3)	Filing Party:

______________________________________________________________________________

(4)	Date Filed:

______________________________________________________________________________

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

February 3, 2006

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders of Celgene Corporation. The Special Meeting will be held on February 16, 2006, beginning at 1:00 p.m., local time, at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901. The formal Notice of Special Meeting is set forth in the enclosed material.

At the Special Meeting, you will be asked to consider and vote upon a proposal to approve an increase in the number of authorized shares of common stock.

It is important that your views be represented whether or not you are able to be present at the Special Meeting. You may cast your vote by signing and dating the enclosed proxy card and promptly returning it in the provided return envelope. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or toll free via a touch-tone phone at 800-690-6903. You may vote up until 11:59 P.M Eastern Standard time on February 15, 2006.

We appreciate your investment in Celgene Corporation and urge you cast your vote as soon as possible.

Sincerely,

John W. Jackson
Chairman of the Board and
Chief Executive Officer

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of Stockholders (the “Special Meeting”) of CELGENE CORPORATION will be held at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901 on February 16, 2006, at 1:00 p.m., local time, for the following purposes:

1.	to approve an amendment to our Certificate of Incorporation to increase the total number of shares of stock we are authorized to issue from 280,000,000 to 580,000,000 shares; and

2.	to transact any such other business as may properly come before the Special Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 17, 2006 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

A proxy and return envelope are enclosed for your convenience.

By order of the Board of Directors

JOHN W. JACKSON
Chairman of the Board and
Chief Executive Officer

February 3, 2006

YOUR VOTE IS IMPORTANT Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed self-addressed, stamped envelope or vote via the Internet or telephone.

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at our special meeting of stockholders (referred to as the “Meeting” or “Special Meeting”) to be held on February 16, 2006, and at any adjournment or postponement thereof. A copy of the Notice of Special Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about February 3, 2006.

Record Date and Voting Securities

Only stockholders of record at the close of business on January 17, 2006, the record date for the Special Meeting, will be entitled to notice of and to vote at the Meeting. On the record date we had outstanding 172,073,045 shares of common stock, par value $.01 per share (the “Common Stock”), which are our only securities entitled to vote at the Special Meeting, each share being entitled to one vote.

Revocability of Proxies

Stockholders who execute proxies may revoke them by giving written notice to our Chief Executive Officer at any time before such proxies are voted. Attendance at the Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy at the Meeting.

Other Matters

The Board of Directors does not know of any matter that is expected to be presented for consideration at the Meeting, other than the approval of an amendment to our Certificate of Incorporation to increase the total number of shares of stock we are authorized to issue from 280,000,000 to 580,000,000. However, if other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

Solicitation Expenses

We will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, our directors, officers, and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses. In addition, we have retained Automatic Data Processing, or ADP, to assist in the mailing, collection, and administration of the proxy. ADP’s fee is estimated to be $100,000 plus reasonable out-of-pocket expenses.

Voting Procedures; Abstentions

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board of Directors intend to vote FOR the amendment to our Certificate of Incorporation.

The holders of a majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof. Abstentions will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

Abstentions and broker non-votes, in effect, will be votes against the proposed amendment to our Certificate of Incorporation as approval of the proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote on such proposal.

All shares of Common Stock as set forth in this Proxy Statement have been adjusted to reflect the three-for-one split effected on April 14, 2000, and the two-for-one split effected on October 22, 2004.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth the beneficial ownership of Common Stock as of January 17, 2006 by (i) each director, (ii) each of the named executive officers, as identified in the proxy statement for our 2005 annual meeting, (iii) all of our directors and named executive officers as a group and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Shares of Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of January 17, 2006 are deemed outstanding for computing the ownership percentage of the stockholder holding such warrants and/or options, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Unless otherwise noted, the address of each stockholder is Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.

Name and Address of Beneficial Ownership†	Amount and Nature of Beneficial Ownership		Percent of Class
John W. Jackson	3,850,151	(1)(2)(3)	2.2%
Sol J. Barer, Ph.D.	2,351,200	(1)(2)(4)	1.4%
Robert J. Hugin	1,698,035	(1)(2)(5)	1.0%
Jack L. Bowman	201,000	(1)	*
Michael D. Casey	113,000	(1)	*
Arthur Hull Hayes, Jr., M.D.	205,000	(1)	*
Gilla Kaplan, Ph.D.	206,998	(1)	*
Richard C.E. Morgan	111,120	(1)	*
Walter L. Robb, Ph.D.	428,000	(1)	*
All our directors and current executive officers as a group (nine persons)	9,164,504	(6)	5.1%
FMR Corp. (“FMR”) 82 Devonshire Street Boston, MA 02109	24,725,314	(7)	14.4%

Name and Address of Beneficial Ownership†	Amount and Nature of Beneficial Ownership		Percent of Class
Janus Capital Management LLC (“Janus Capital”) 151 Detroit Street Denver, CO 80206	18,075,170	(8)	10.5%

†	Frank T. Cary, who served as a member of our Board of Directors, died on January 1, 2006.

*	Less than one percent (1%).

(1)	Includes shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of warrants and/or options within 60 days of January 17, 2006 as follows: John W. Jackson — 2,861,013; Sol J. Barer — 1,957,051; Robert J. Hugin — 1,499,143; Jack Bowman — 195,000; Michael D. Casey — 105,000; Arthur Hull Hayes, Jr. — 205,000; Gilla Kaplan — 206,998; Richard C.E. Morgan — 52,500; and Walter L. Robb — 335,000. Does not include shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of options not exercisable within 60 days of January 17, 2006, as follows: John W. Jackson — 0; Sol J. Barer — 0; Robert J. Hugin — 0; Jack L. Bowman — 22,500; Michael D. Casey — 32,500; Arthur Hull Hayes, Jr. — 22,500; Gilla Kaplan — 22,500; Richard C.E. Morgan — 22,500; and Walter L. Robb — 22,500.

(2)	Includes shares of Common Stock reflecting matching contributions under our 401(k) Plan in which the executive officers will vest within 60 days of January 17, 2006.

(3)	Includes with respect to Mr. Jackson 200,000 shares owned by Mr. Jackson’s spouse, as to which shares Mr. Jackson disclaims beneficial ownership.

(4)	Includes with respect to Dr. Barer 18,180 shares owned by a foundation of which Dr. Barer is a trustee.

(5)	Includes with respect to Mr. Hugin 76,054 shares owned by a foundation of which Mr. Hugin is a trustee and 2,400 shares owned by Mr. Hugin’s children.

(6)	Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes and shares of Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of January 17, 2006.

(7)	Information regarding FMR was obtained from a Schedule 13G/A, filed by FMR with the Securities and Exchange Commission on February 14, 2005. Such Schedule 13G/A states that, through three wholly owned subsidiaries (Fidelity Management & Research Company, Fidelity Management Trust Company and Strategic Advisers, Inc.), FMR beneficially owns 24,725,314 shares of Common Stock, and has sole dispositive power over all 24,725,314 shares and sole voting power over 152,120 of such shares.

(8)	Information regarding Janus Capital was obtained from a Schedule 13G, filed by Janus Capital with the Securities and Exchange Commission on January 10, 2005. Janus Capital has sole voting and dispositive power over 18,032,030 shares of Common Stock and shared voting and dispositive power over 43,140 shares of Common Stock with its indirect subsidiary Enhanced Investment Technologies LLC (“Intech”). Janus Capital and its subsidiaries Bay Isle Financial LLC and Intech serve as investment advisors to various investment company clients. No one client accounts for more than 5% of the total outstanding shares of Common Stock.

PROPOSAL:
APPROVAL OF AN AMENDMENT TO
THE CERTIFICATE OF INCORPORATION

The Board of Directors has determined that it is in our best interest and in the best interest of our stockholders to amend our Certificate of Incorporation to increase the total number of authorized shares of stock from 280,000,000 to 580,000,000 shares. The increase in the number of authorized shares of stock is a prerequisite to the proposed two for one split of Common Stock (the “Stock Split”) that we announced on December 27, 2005, payable in the form of a 100 percent stock dividend. The Board of Directors unanimously approved the proposed amendment to the Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the “Amendment”), and hereby solicits the approval of our stockholders of the Amendment.

If the proposed amendment to the Certificate of Incorporation is approved by our stockholders, it would become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would occur promptly after the Special Meeting.

Purpose of the Proposed Amendment

The primary purpose of the proposed Amendment is to provide a sufficient number of shares of Common Stock to effect the Stock Split. The Board of Directors believes that it is prudent to increase the authorized total number of shares of stock to the proposed level because, in addition to the shares of Common Stock required to effect the announced Stock Split, it would give the Board of Directors the flexibility to issue Common Stock, if it determined to do so, to meet business needs as they arise, without the delay and expense that could arise if there were insufficient authorized shares for a proposed issuance, thereby requiring stockholder approval and a special stockholders’ meeting before such issuance could proceed. Such future activities may include, without limitation, future acquisitions, financings, employee benefits and other appropriate corporate purposes.

Except pursuant to employee benefit plans, and currently outstanding convertible securities and warrants, there are no present plans, agreements or understandings for the issuance of additional shares of Common Stock as of the date of this Proxy Statement; however, we review and evaluate potential capital raising acquisitions and other corporate actions on an on-going basis to determine if such actions would be in our best interest and in the best interest of our stockholders. Depending on the nature and size of any future issuance of Common Stock, further stockholder authorization may be required under Delaware law or the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may then be listed.

The additional Common Stock issuable upon the Stock Split would have rights identical to the currently outstanding Common Stock. Adoption of the proposed Amendment would not affect the rights of the holders of currently outstanding Common Stock, except for rights incidental to increasing the number of shares of Common Stock outstanding.

Possible Effects of the Proposed Amendment

If the stockholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of our stockholders, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of our current stockholders and, depending upon the price paid for such additional shares, could result in dilution to our current stockholders.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve this Amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF THIS PROPOSAL

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Special Meeting other than the matters set forth in the Notice of Special Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

JOHN W. JACKSON
Chairman of the Board and
Chief Executive Officer

February 3, 2006

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED. YOU ALSO HAVE THE OPTION OF VOTING YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR TOLL FREE VIA A TOUCH — TONE PHONE AT 800-690-6903. YOU MAY VOTE UP UNTIL 11:59 P.M EASTERN STANDARD TIME ON FEBRUARY 15, 2006

Exhibit A

FORM

OF

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

CELGENE CORPORATION

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

CELGENE CORPORATION

Celgene Corporation, a Delaware corporation (the “Corporation”), does hereby certify as follows:

FIRST: At a duly held meeting, the Board of Directors adopted resolutions proposing and declaring it advisable that the Certificate of Incorporation of the Corporation be amended as follows:

(a)	By striking the first two sentences of Article FOURTH and substituting in lieu thereof the following sentence:

“FOURTH. The aggregate number of shares which the Corporation shall have the authority to issue is 580,000,000, of which 5,000,000 shares of the par value of $.01 per share shall be designated ‘Preferred Stock’ and 575,000,000 shares of the par value of $.01 per share shall be designated ‘Common Stock.’”

SECOND: The stockholders of the Corporation have duly adopted the foregoing amendment at the Special Meeting of the Stockholders duly called and held on February 16, 2006 in accordance with the provisions of Section 222 of the General Corporation Law of Delaware.

THIRD: Such amendment to the Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of Delaware.

FOURTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the office of the Secretary of State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed in its name by its Chief Executive Officer and attested to by its Chief Financial Officer this ________ day of February, 2006 and the statements contained herein are affirmed as true under penalties of perjury.

CELGENE CORPORATION

By:	Name: John W. Jackson Title: Chairman and Chief Executive Officer

ATTEST:

By:	Name: Robert J. Hugin Title: Senior Vice President and Chief Financial Officer

CELGENE CORPORATION C/O AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10031

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Celgene Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Celgene Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CGENE1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
CELGENE CORPORATION

Vote On Proposals

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW		For	Against	Abstain

1.	PROPOSAL TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF STOCK WE ARE AUTHORIZED TO ISSUE FROM 280,000,000 TO 580,000,000 SHARES.	☐	☐	☐

Note:	Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CELGENE CORPORATION PROXY PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS

February 3, 2006

          The undersigned hereby appoints John W. Jackson, Sol J. Barer and Robert J. Hugin, and each of them, as proxies with the full power of substitution and resubstitution, to represent and to vote on behalf of the undersigned all of the shares of stock of Celgene Corporation (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of the Company, 86 Morris Avenue, Summit, New Jersey 07901 on Thursday, February 16, 2006, at 1:00 p.m., local time, and at any adjournments thereof, with all powers that the undersigned would possess if personally present, hereby revoking all proxies heretofore given with respect to such stock, upon the proposal listed on the reverse side, and more full described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged). In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.